DEFINED ASSET FUNDSSM
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EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
BLUE CHIP STOCK SERIES 4      through a combination of capital appreciation and,
PREMIER AMERICAN PORTFOLIO    to a lesser extent, dividend income by investing
(A UNIT INVESTMENT            for a period of about three years in a diversified
TRUST)                        portfolio of relatively high-priced common stocks
------------------------------issued primarily by leading American corporations
-- QUARTERLY INCOME           having records of uninterrupted dividend payments
-- PROFESSIONAL SELECTION     over a relatively long period of time ('blue chip
-- DIVERSIFICATION            stocks'). There is no assurance that the Fund's
-- REINVESTMENT OPTION        objectives will be met.
                              The value of units will fluctuate with the value of the common stocks in the Portfolio and no assurance can be given that the underlying common stocks will continue to pay dividends or that the underlying common stocks or the units will appreciate in value.
                              Minimum purchase: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
SPONSORS:                      HAS THE COMMISSION OR ANY STATE SECURITIES
Merrill Lynch,                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
Pierce, Fenner & Smith         OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Incorporated                   CONTRARY IS A CRIMINAL OFFENSE.
Smith Barney Inc.              Inquiries should be directed to the Trustee at
PaineWebber Incorporated       1-800-221-7771.
Prudential Securities          Prospectus dated March 13, 1998.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defining Your Portfolio
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The 36 stocks represented in the Fund are issued by companies that are among the oldest, largest or most profitable American companies in their respective industries, and have established records of earnings and uninterrupted dividend payments over a relatively long period of time. These are commonly known as 'blue chip' stocks. All but one have paid uninterrupted dividends over a relatively long period of time. One issuer, Berkshire Hathaway Inc., does not pay dividends but in the opinion of Defined Asset Funds research analysts otherwise qualifies as a blue chip stock. Investing in the Portfolio, rather than in only one or two of the underlying common stocks, is a way to diversify your investment. Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Diversified                                        16%
/ / Financial Services/Banking                         13%
/ / Oil                                                11%
/ / Medical                                            16%
/ / Aerospace                                          9%
/ / Household/Paper Products                           6%
/ / Multimedia                                         7%
/ / Electronic                                         3%
/ / Insurance                                          7%
/ / Building/Construction                              4%
/ / Food                                               5%
/ / Other                                              3%


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Defining Your Risks
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Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolio, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities (especially during the primary offering period of units) and other factors. Therefore, there is no guarantee that the objective of the Portfolio will be achieved.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

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Defining Your Investment
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PUBLIC OFFERING PRICE PER 1,000 UNITS                 $1,339.73

The Public Offering Price as of December 31, 1997, the evaluation date, is based on the aggregate value of the underlying securities ($77,731,813) and any cash held to purchase securities, divided by the number of units outstanding (59,661,282) times 1,000, plus the initial sales charge. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio quarterly on the 10th of each February, May, August and November.

QUARTERLY INCOME DISTRIBUTIONS

Distributions of income, if any, will be paid on the 25th day of March, June, September and December of each year to Holders of record on the 10th day of those months. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of the year.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions that are taxable as ordinary income to Holders will constitute dividends for federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes in Part B).

Noncorporate investors who have held their Units for more than 18 months may be entitled to a 20% maximum federal income tax rate for gains from the sale of these Units. Certain dividends from the Portfolio may be designated as either 20% or 28% distributions, which individual investors may be entitled to treat as long-term gain in the 20% or 28% groups respectively.

Foreign holders should be aware that distributions from the Fund will generally be subject to information reporting and withholding taxes.

Tax Basis Reporting the proceeds received when you sell this investment will reflect the deduction of the deferred sales charge. In addiiton, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you (not including the deferred sales charge). Accordingly, you should not increase your basis in your Units by the deferred sales charge.

TERMINATION DATE

The Portfolio will terminate by February 28, 2001. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.

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Defining Your Costs
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SALES CHARGE

First-time investors pay a 2.75% sales charge when they buy. For example, on a $1,000 investment, $972.50 is invested in the Portfolio. In addition, a deferred sales charge of $1.625 per 1,000 units will be deducted from the Portfolio's net asset value each quarter ($6.50 annually). This deferred method of payment keeps more of your money invested over a longer period of time. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                         As a %
                                   of Secondary
                                  Market Public        Amount per
                                  Offering Price      1,000 Units
                                  -----------------  --------------
Maximum Initial Sales Charge               2.75%       $    36.84
Maximum Deferred Sales Charge              1.46%            19.50
                                  -----------------  --------------
                                           4.21%       $    56.34
                                  -----------------  --------------
                                  -----------------  --------------
Maximum Sales Charge Imposed on
  Reinvested Dividends                     1.46%       $    19.50


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Amount per
                                                    1,000 Units
                                                   --------------
Trustee's Fee                                        $     0.83
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $     0.45
Organizational Expenses                              $     0.73
Other Operating Expenses                             $     0.45
                                                   --------------
TOTAL                                                $     2.46


This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $1,302.89 per 1,000 units ($36.84 less than the Public Offering Price).

If you sell your units before the termination of the Portfolio, no further deferred sales charges will be deducted.

EQUITY INCOME FUND, BLUE CHIP STOCK SERIES - 4,
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS


REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Equity Income Fund, Blue Chip Stock Series - 4
Premier American Portfolio
Defined Asset Funds:

We have audited the accompanying statement of condition of Equity
Income Fund, Blue Chip Stock Series - 4, Premier American Portfolio Defined Asset Funds, including the portfolio, as of December 31, 1997 and the related statements of operations and of changes in net assets for the period January 9 to December 31, 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1997, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Fund, Blue Chip Stock Series - 4, Premier American Portfolio Defined Asset Funds at December 31, 1997 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


DELIOTTE & TOUCHE LLP
New York, NY

February 25, 1998

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $64,555,935) (Note 1)...................                $77,731,813
  Dividends receivable............................                     74,443
  Deferred organizational cost....................                    131,117
  Receivable for units created....................                    722,782
                                                                 ____________

            Total trust property..................                 78,660,155


Less Liabilities:
  Accrued expenses payable........................  $    37,476
  Organizational expense payable..................      129,737
  Advance from trustee............................       95,811
  Payable for securities purchased................      722,808       985,832
                                                   ____________  ____________
NET ASSETS, REPRESENTED BY:
  59,661,282 units of fractional undivided
    interest outstanding (Note 3).................   77,687,708
  Excess income distributions over
    net investment income.........................      (13,385)
                                                   ____________
                                                                  $77,674,323
                                                                =============

UNIT VALUE ($77,674,323/59,661,282 units).........                   $1.30192
                                                                =============


                          See Notes to Financial Statements.

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
 PREMIER AMERICAN PORTFOLIO
 DEFINED ASSET FUNDS

 STATEMENT OF OPERATIONS

                                                       January 9,
                                                          to
                                                      December 31,
                                                          1997
  INVESTMENT INCOME:
   Dividend income.................................   $  732,672
   Trustee's fees and expenses.....................      (54,953)
   Sponsors' fees .................................      (19,231)
   Organizational expense..........................      (43,706)
                                                    ______________

   Net investment income...........................      614,782
                                                    ______________

 REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
   Realized gain on securities sold ...............       58,946
   Unrealized appreciation of investments..........   13,175,878
                                                    ______________

   Net realized and unrealized gain on
     investments...................................  $13,234,824
                                                    ______________

 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................  $13,849,606
                                                    ==============

                  See Notes to Financial Statements.

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS


STATEMENT OF CHANGES IN NET ASSETS

                                                       January 9,
                                                          to
                                                      December 31,
                                                          1997
OPERATIONS:
   Net investment income...........................  $   614,782
   Realized gain on securities sold
      or redeemed..................................       58,946
   Unrealized appreciation of investments..........   13,175,878
                                                    _____________

   Net increase in net assets resulting
      from operations..............................   13,849,606
                                                    _____________

 INCOME DISTRIBUTIONS TO HOLDERS (Note 2).........     (711,025)
                                                    _____________

 CAPITAL SHARE TRANSACTIONS:
   Issuance of 59,870,639 additional units
   (Note 1).......................................    64,501,810
   Redemptions of 209,357 units (Notes 5).........      (260,013)
   Deferred sales charge..........................      (244,355)
                                                    _____________

 NET CAPITAL SHARE TRANSACTIONS....................   63,997,442
                                                    _____________

 NET INCREASE IN NET ASSETS........................   77,136,023

 NET ASSETS AT BEGINNING OF PERIOD.................      538,300
                                                    _____________

 NET ASSETS AT END OF PERIOD.......................  $77,674,323
                                                    =============

 PER UNIT:
   Income distributions during period..............     $.01516
                                                    =============
   Net asset value at end of period................    $1.30192
                                                    =============

 TRUST UNITS OUTSTANDING AT END OF PERIOD..........  59,661,282
                                                    =============

                     See Notes to Financial Statements.

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS

 1. SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a Unit
    Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    (a) Securities are stated at value: for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method. See "How to Sell Units - Trustee's Redemption of Units" in
	 this Registration Prospectus, Part B.

    (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

    (c) Dividend income is recorded on the ex-dividend dates.

 2. DISTRIBUTIONS

    A distribution of net investment income is made to Holders on the twenty-fifth day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distribtuions" in this Prospectus, Part B.

 3. NET CAPITAL
    Cost of 59,661,282 units at Dates of Deposit.................  $64,789,490
    Less sales charge including deferred sales charge...........      259,576
                                                                 ____________
                                                                   64,529,914
    Redemptions of units - net cost of 209,357 units
      redeemed less redemption amounts..........................      (33,324)
    Realized gain on securities sold or redeemed................       58,946
    Net unrealized appreciation of investments..................   13,175,878
    Organizational expense......................................      (43,706)
                                                                ______________

    Net capital applicable to Holders...........................  $77,687,708
                                                                ==============

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS


NOTES TO FINANCIAL STATEMENTS

     INCOME TAXES

  4. As of December 31, 1997, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $13,175,878, of which $489,458 related to depreciated securities and $13,685,336 related to appreciated securities. The aggregate cost of investment securities for Federal income tax purposes was $64,555,935 at December 31, 1997.

  5. REDEMPTIONS

     Holders may request redemptions of units by presentation thereof to the Trustee, The Bank of New York.

  6. REINVESTMENT PLAN

     Holders may participate in the Fund's Reinvestment Plan, subject to its terms, by filing an appropriate notice of election. See "Income, Distributions and Reinvestment - Reinvestment" in this Prospectus, Part B.

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS

PORTFOLIO
AS OF DECEMBER 31, 1997

                                                  Number
                                                   of
                                                  Shares                         Current
Port-                                              of            Percentage       Annual
folio                                             Common         of Value        Dividend
No.     Description of Security                   Stock          of Fund(3)     Per Share(2)          Cost(1)           Value(1)
-----   -----------------------                   ------         ----------     ------------          -------           --------

1       American International Group, Inc. (4)    16,200           2.27%          $ .30           $ 1,395,926        $ 1,761,750
2       Anadarko Petroleum Corporation            21,600           1.69             .30             1,355,368          1,310,850
3       Armstrong World Industries, Inc.          21,600           2.08            1.76             1,497,018          1,614,600
4       Berkshire Hathaway, Inc.                   5,400          10.69            0.00             7,016,076          8,310,600
5       Boeing Company (6)                        86,400           5.44             .56             4,612,120          4,228,200
6       Bristol-Myers Squibb Company (6)          21,600           2.63            1.56             1,483,158          2,043,900
7       Campbell Soup Company (6)                 21,600           1.61             .84               988,930          1,255,500
8       Clorox Company (6)                        21,600           2.20            1.28             1,308,363          1,707,750
9       Colgate-Palmolive Company (6)             21,600           2.04            1.10             1,205,853          1,587,600
10      CPC International, Inc.                   10,800           1.50            1.80               913,590          1,163,700
11      Eli Lilly & Company (6)                   43,200           3.87             .80             2,014,208          3,007,800
12      Emerson Electric Company (6)              43,200           3.14            1.18             2,243,125          2,438,100
13      Exxon Corporation (6)                     64,800           5.10            1.64             3,581,220          3,964,950
14      First Union Corporation (6)               21,600           1.42            1.28               947,656          1,107,000
15      General Electric Company (6)              43,200           4.08            1.20             2,470,265          3,169,800
16      General Re Corporation                    10,800           2.95            2.20             1,857,203          2,289,600
17      Grainger (W.W.), Inc.                     10,800           1.35            1.08               874,634          1,049,625
18      Household International, Inc.             41,000           6.73            1.68             4,129,264          5,230,063
19      Illinois Tool Works, Inc. (6)             21,600           1.67             .48               975,070          1,298,700
20      Johnson Controls, Inc. (6)                21,600           1.33             .92               920,705          1,031,400
21      Kimberly-Clark Corporation (6)            21,600           1.37             .96             1,096,268          1,065,150
22      Lockheed Martin Corporation               10,800           1.37            1.60               995,490          1,063,800
23      Marsh & McLennan Companies, Inc. (6)      21,600           2.07            2.00             1,332,478          1,610,550
24      Medtronic, Inc. (6)                       64,800           4.35             .22             2,375,380          3,389,850
25      Merck & Company, Inc.                     10,800           1.48            1.80               998,584          1,147,500
26      Mobil Corporation (6)                     43,200           4.01            2.12             2,897,325          3,118,500
27      NationsBank Corporation (6)               21,600           1.69            1.52             1,279,500          1,313,550
28      Pfizer, Inc. (6)                          21,600           2.07            1.04             1,070,178          1,610,550

EQUITY INCOME FUND, BLUE CHIP SERIES - 4
PREMIER AMERICAN PORTFOLIO
DEFINED ASSET FUNDS

PORTFOLIO
AS OF DECEMBER 31, 1997

                                                  Number
                                                   of
                                                  Shares                          Current
Port-                                              of            Percentage        Annual
folio                                             Common         of Value         Dividend
No.     Description of Security                   Stock          of Fund(3)     Per Share(2)          Cost(1)           Value(1)

-----   -----------------------                   ------         ----------     ------------          -------           --------
29      Pioneer Hi-Bred International, Inc.       10,800           1.49%          $1.04           $   774,871        $ 1,158,300
30      Procter & Gamble Company (6)              21,600           2.22            1.01             1,367,820          1,723,950
31      Star Banc Corporation (5)                 32,400           2.39             .80             1,309,469          1,858,950
32      Textron, Inc. (6)                         21,600           1.74            1.00             1,174,915          1,350,000
33      Tribune Company (6)                       21,600           1.73             .64               930,058          1,344,600
34      United Technologies Corporation           10,800           1.01            1.24               816,278            786,375
35      Walt Disney Company                       43,200           5.50             .53             3,305,410          4,279,500
36      Warner-Lambert Company                    10,800           1.72            1.52             1,042,159          1,339,200
                                                                 _______                         ______________     ____________
Total                                                            100.00%                          $64,555,935        $77,731,813
                                                                 =======                         ==============     ============

Notes
(1) See Notes to Financial Statements.
(2) Based on latest quarterly or semi-annually ordinary dividend declared
(3) Based on value
(4) Received 3 for 2 stock split
(5) Received 3 for 1 stock split
(6) Received 2 for 1 stock split

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                              EQUITY INVESTOR FUND
                            BLUE CHIP STOCK SERIES 4
                           PREMIER AMERICAN PORTFOLIO

             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     INDEX

                                                          PAGE
                                                         -----
     FUND DESCRIPTION..................................      1
     RISK FACTORS......................................      2
     HOW TO BUY UNITS..................................      3
     HOW TO REDEEM OR SELL UNITS.......................      4
     INCOME, DISTRIBUTIONS AND REINVESTMENT............      5
     FUND EXPENSES.....................................      6
     TAXES.............................................      6
     RECORDS AND REPORTS...............................      8
     TRUST INDENTURE...................................      8
     MISCELLANEOUS.....................................      9
     SUPPLEMENTAL INFORMATION..........................     10


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the common stocks, the earning and dividend payment records of the issuers, the capitalization of the issuers and the prices of the common stocks. Advertising and sales literature may contain brief descriptions of the businesses of each of the companies in the Portfolio and Defined Asset Funds research analysis of why they were selected.

     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. Following the initial date of deposit the Sponsors may deposit additional Securities in order to create new Units, maintaining to the extent possible that original proportionate relationship. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Fund. To minimize these effects, the Fund will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. The Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in Replacement Securities which satisfy certain conditions specified in the Indenture.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general are susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 5.35% of the public offering price or 5.501% of the net asset value of the Fund over its remaining three-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of the investors out of net asset value of the Fund quarterly until the Fund terminates. If an investor sells or redeems Units before a quarterly payment date, all future deductions of deferred sales charges with respect to that investor will be waived; this will have the effect of reducing the rate of sales charge as to that investor.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser. To qualify for the reduced initial sales charge and concession applicable to quantity purchasers, the dealer must confirm that the sale is to a single purchaser as defined below or is purchased for its own account and not for distribution. The initial portion of the sales charge will be reduced as follows:


                                                    SALES CHARGE
                                     (GROSS UNDERWRITING PROFIT)
                                    --------------------------------
                                    AS PERCENT OF      AS PERCENT OF           MAXIMUM        DEALER CONCESSION      CONCESSION TO
                                    PUBLIC OFFERING     NET AMOUNT    DOLLAR AMOUNT DEFERRED    AS PERCENT OF        INTRODUCING
AMOUNT PURCHASED                            PRICE         INVESTED     PER 1,000 UNITS        PUBLIC OFFERING PRICE      DEALERS
----------------------------------  -----------------  -------------  ----------------------  ---------------------  -------------

Less than $250,000................           2.75%           2.828%         $    19.50                  1.788%         $   19.80
$250,000 - $499,999...............           2.25            2.302               19.50                  1.463              16.20
$500,000 - $749,999...............           1.75            1.781               19.50                  1.138              12.60
$750,000 - $999,999...............           1.25            1.266               19.50                  0.813               9.00
$1,000,000 and more...............           1.00            1.010               19.50                  0.650               7.20


     The above graduated sales charges will apply on all purchases on any one day by the same purchaser of Units in this Fund only in the amounts stated. For this purpose purchases during the primary offering period will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. Purchases in the secondary market of one or more Series sponsored by the Sponsors which have the same rates of sales charge will be aggregated. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the NASDAQ national market system, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, the repurchase and cash redemption prices will be reduced to reflect the cost to the Fund of liquidating Securities to meet the redemption.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

     Any investor owning Units representing Securities with a value of at least $500,000 may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsors at any time upon prior notice to investors.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest. Subject to the Reinvestment Plan, the Quarterly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-quarter of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses. There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses.

     An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses recognized by the Fund in any taxable year) will be distributed shortly after the end of the year. In order to meet certain tax requirements the Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new

Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without initial sales charge at the net asset value for Units of the Fund (but will be subject to subsequently deducted deferred sales charges). Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The estimated expenses do not include any brokerage commissions payable by the Portfolio in buying and selling Securities. The Trustee's fees shown in Part A of this Prospectus assume that the Portfolios will reach a size estimated by the Sponsors and are based on a sliding fee scale that reduces the per 1,000 units Trustee's fee as the size of a Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Investor Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over the life of the Fund. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

TAXATION OF THE FUND

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to federal income tax or the excise tax, because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions to investors of the Fund's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Fund's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Fund's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's net capital gains will be designated as capital gain dividends and that the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distributions that are taxable as ordinary income to investors will constitute dividends for federal income tax purposes. Certain corporate investors will be eligible for the 70% dividends-received deduction to the extent that the distributions are appropriately designated by the Fund and are attributable to eligible dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction. The 46-day holding period for the dividends-received deduction must begin before and include each ex-dividend date and excludes the purchase date and any days during which the investor's investment is hedged. Depending upon the particular corporate investor's circumstances, additional limitations on the availability of the dividends-received deduction may be applicable. Further, legislative and regulatory proposals arise from time to time that may adversely affect the after-tax returns to investors taking advantage of the deduction. Investors are urged to consult their own tax advisers in this regard.

     Distributions of the Fund's net capital gain that are designated as capital gain dividends by the Fund will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Fund were to terminate in less than one year, the Fund would not distribute any capital gain dividends. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a regulated investment company such as the Fund to designate its dividends, subject to certain limitations, as 20% or 28% rate gain distributions, which individual investors may be entitled to treat as long-term capital gain in the 20% or 28% groups respectively. The Trustee will provide necessary additional information with periodic statements to investors, who should consult their tax advisers regarding these matters.

     An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other non-corporate taxpayers, and investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Units. Any such capital gain or loss asset is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital loss is subject to limitations. Investors should consult their tax advisers regarding these matters.

     The investor's basis in his Units will be equal to the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Fund or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount. The relevant tax reporting forms received by investors will reflect the actual amounts paid to them, net of the deferred sales charge. Accordingly, investors should not increase their basis in their Units by the deferred sales charge amount.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually paid to the investor or are reinvested. The federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Fund intends to report to each investor, no later than January 31, the amount of distributions to that investor.

     The foregoing discussion summarizes only certain U.S. federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions by the Fund (other than capital gain dividends). Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

RETIREMENT PLANS

     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least
59 1/2 at the time of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Financial Statements in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. and Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean

Witter, Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the DJIA, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers. Sales literature may also describe certain historic milestones of the telecommunications industry.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                             Defined
                             Asset FundsSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     BLUE CHIP STOCK SERIES 4
Pierce, Fenner & Smith IncorporatedPREMIER AMERICAN PORTFOLIO
Defined Asset Funds
P.O. Box 9051
Princeton, NJ 08543-9051           This Prospectus does not contain all of the
(609) 282-8500                     information with respect to the investment
Smith Barney Inc.                  company set forth in its registration
Unit Trust Department              statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor   have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
PaineWebber Incorporated           Company Act of 1940, and to which reference
1200 Harbor Boulevard              is hereby made. Copies of filed material can
Weehawken, NJ 07087                be obtained from the Public Reference Section
(201) 902-3000                     of the Commission, 450 Fifth Street, N.W.,
Prudential Securities Incorporated Washington, D.C. 20549 at prescribed rates.
One New York Plaza                 The Commission also maintains a Web site that
New York, NY 10292                 contains information statements and other
(212) 778-6164                     information regarding registrants such as
Dean Witter Reynolds Inc.          Defined Asset Funds that file electronically
Two World Trade Center--59th Floor with the Commission at http://www.sec.gov.
New York, NY 10048                 ------------------------------
(212) 392-2222                     No person is authorized to give any
TRUSTEE:                           information or to make any representations
The Bank of New York               with respect to this investment company not
Unit Investment Trust Department   contained in its registration statement and
P.O. Box 974                       exhibits relating thereto; and any
Wall Street Division               information or representation not contained
New York, NY 10268-0974            therein must not be relied upon as having
1-800-221-7771                     been authorized.
                                   ------------------------------
                                   When Units of this Fund are no longer
                                   available this Prospectus may be used as a preliminary prospectus for a future series, in which case investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      11509--3/98